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                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date or Report (Date of earliest event reported): May 1, 1998

                          Discover Card Master Trust I
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                          0-23108                 Not Applicable
--------                          -------                 --------------
(State of                         (Commission            (IRS Employer
organization)                     File Number)           Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                 19720
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7184


                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)


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Item 5. Other Events

Additional Accounts: As of May 1, 1998 (the "Addition Date"), Greenwood
Trust Company ("Greenwood"), on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts originated by Greenwood to be added to the Trust as Accounts pursuant to Section 2.10(c) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1993, between Greenwood as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, Continental Bank, National Association) as Trustee, as amended. The aggregate amount of Receivables billed to the Additional Accounts as of the Addition Date was $759,441,612.23. After giving effect to the inclusion of the Additional Accounts, the Aggregate Amount of Receivables in the Trust on the Addition Date was $20,448,816,201.71.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Discover Card Master Trust I
                                                   (Registrant)

                                           BY: Greenwood Trust Company
                                            (Originator of the Trust)


                                           By: /s/ John J. Coane
                                           ---------------------------
                                           John J. Coane
                                           Vice President, Director of
                                           Accounting and Treasurer


Date: May 5, 1998




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